                                 EXHIBIT 10(p)








                              BOB EVANS FARMS, INC.

                        NONQUALIFIED SALARY DEFERRAL PLAN






                            Effective January 1, 1999

                             BOB EVANS FARMS, INC.

                       NONQUALIFIED SALARY DEFERRAL PLAN


Effective January 1, 1999, Bob Evans Farms, Inc. adopts this Plan to provide deferred compensation to a select group of its management or highly compensated employees. This Plan is intended to be an unfunded, nonqualified program of deferred compensation within the meaning of Title I of ERISA.


                                   ARTICLE I
                                  DEFINITIONS

Whenever used in this Plan, the following words and phrases will have the meaning given below. Also, the singular form of any term will include the plural, the plural form will include the singular, the masculine pronoun will include the feminine and the feminine pronoun will include the masculine. Other words and phrases also may be defined in the Plan text.

Accounts means the Nonqualified Employee Deferral Account and Employer Nonqualified Matching Contribution Account established for each Participant under Section 4.01.

Affiliate means any entity which, together with the Company, is a member of a controlled group of corporations or of a commonly controlled group of trades or businesses [as defined in Code (delta)(delta)414(b) and (c), as modified by Code(delta)415(h)] or of an affiliated service group [as defined in Code (delta)414(m)] or other organization described in Code (delta)414(o).

Beneficiary means the person designated by a Participant under Section 2.02 to receive any death benefits payable under Section 6.03.

Board of Directors or Board means the Company's board of directors.

Change in Control means the earliest of:

(a) The date any entity or person (including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) has become the beneficial owner of, or has obtained voting control over, 20 percent or more of the Company's common stock (par value $0.01 per share) or any Company security issued in substitution, exchange or in lieu of the Company's common stock ("Common Shares");

(b) The date the Company's stockholders approve a definitive agreement (i) to merge or consolidate the Company with or into another corporation in which the Company is not the continuing or surviving corporation or pursuant to which any Common Shares would be converted into cash, securities or other property of another corporation, other than a merger of the Company in which holders of Common Shares immediately before the merger have the same proportionate ownership of shares of the surviving corporation immediately after the merger as immediately before, or (ii) to sell or otherwise dispose of substantially all of the Company's assets; or

(c) The date there is a change in a majority of the Board of Directors within a 12 month period; provided, however, that any new director whose nomination for election by the Company's shareholders was approved, or who was appointed or elected to the Board by, the vote of two-thirds of the directors then still in office who were in office at the beginning of the 12 month period will not be counted when determining if there has been a change in the majority of the Board.

Code means the Internal Revenue Code of 1986, as amended.

Committee means the Plan Committee described in Article VII.

Company means Bob Evans Farms, Inc. and any successor to it.

Compensation means (a) each Participant's taxable remuneration earned from an Employer after the latest of (i) the Effective Date, (ii) the date he or she becomes a Participant or (iii) the date specified in the Participant's Deferral Notice, (b) reduced by any non-cash remuneration and (c) increased by deferrals made during the same period under (i) the Qualified 401K Plan, (ii) this Plan and (iii) any cafeteria plan maintained by an Employer pursuant to Code (delta)125.

Deferral Notice means the Salary Deferral Notice and the Bonus Deferral Notice that each Executive must complete to specify the portion of his or her regular Compensation and periodic bonus to be deferred to the Plan. Although a copy of this form is attached to the Plan, it is not a part of the Plan and may be modified by the Committee without separate action by the Board.

Distribution Accounts means the In-Service Distribution Account established under Section 6.02(a), the Education Distribution Account established under
Section 6.02(b) and the Retirement Distribution Account established under
Section 6.02(c).

Effective Date means January 1, 1999.

Employer means the Company and any Affiliate which, with the Company's consent, adopts this Plan and joins in the Trust Agreement.

Employer Nonqualified Matching Contribution Account means the account established for each Participant to which Employer contributions described in
Section 3.02 are allocated.

Enrollment Form means the form that each Executive must complete before he or she may participate in the Plan. To be effective, this notice must include all of the information described in Section 2.01(b). Although a copy of this form is attached to the Plan, it is not a part of the Plan and may be modified by the Committee without separate action by the Board.

ERISA means the Employee Retirement Income Security Act of 1974, as amended.

Executive means each person employed by an Employer who (a) is a member of its select group of management or is a highly compensated employee and (b) has met the eligibility conditions described in Article II.

Forfeitures means the amount of a Participant's Employer Nonqualified Matching Contribution Account that the Participant is not entitled to receive because he or she terminates employment before meeting the conditions described in Section 6.07.

Inactive Participant means a Participant who is actively employed by an Employer but (a) no longer meets the eligibility conditions described in Section 2.01; or
(b) has suspended his or her deferrals under Section 3.01(b).

Investment Funds means the funds established by the Committee under Section 5.01 to measure the investment gains and losses attributable to each Participant's Accounts.

Nonqualified Employee Deferral Account means the account established for each Participant to which the deferrals described in Section 3.01 are allocated.

Participant means (a) an Executive who is participating in the Plan as provided in Section 2.01, (b) an Inactive Participant or (c) a former Executive who has terminated employment with each Employer but for whom Participant Accounts are being maintained.

Plan means the Bob Evans Farms, Inc. and Affiliates Executive Deferral Program, as described in this document and as it may be amended.

Plan Year means each 12-month period that begins on January 1, 1999 (and anniversaries of that date) while the Plan is in effect.

Qualified 401K Plan means the Bob Evans Farms, Inc. and Affiliates 401K Retirement Plan, as it may be amended.

Qualified 401K Limit means the portion of his or her Compensation that a Participant could contribute to the Qualified 401K Plan but for (a) the limits imposed by Code (delta)(delta)401(a)(17), 402(g) and 415 and (b) the actual deferral percentage for highly compensated employees calculated under the Qualified 401K Plan.

Spouse or Surviving Spouse means an individual who is legally married to the Participant.

Trust Agreement means the agreement, and any amendments to that agreement, between the Company and the Trustee providing for the management, investment and disbursement of funds held in the Trust Fund.

Trust Fund means the fund established under the Trust Agreement. The Trust Fund may be comprised of one or more Investment Funds.

Trustee means the bank, trust company or individual designated by the Company to hold and invest the Trust Fund and to pay Plan benefits and expenses authorized by the Committee.

Valuation Date means the last day of each calendar quarter during each Plan Year, or more frequent periods if the Committee, in its sole discretion, decides that more frequent valuations are needed for any reason.

Years of Vesting Service means "Years of Service," calculated for vesting purposes under the Qualified 401K Plan.


                                   ARTICLE II
                                 PARTICIPATION

2.01. Eligibility and Election to Participate

(a) In its sole discretion, the Committee will decide which Executives may participate in the Plan and the earliest date on which they may participate. The Committee also will calculate and apprise Executives of the applicable Qualified 401K Limit for each Plan Year.

(b) Before he or she may participate in the Plan, each eligible Executive must complete:

         (i) An Enrollment Form specifying (A) the date on which the Executive elects to participate (which may not be earlier than the date specified by the Committee), (B) the Distribution Accounts to which these deferrals will be allocated and when these amounts will be distributed (Section 6.02), (C) if appropriate, how his or her Accounts will be distributed (Section 6.06), (D) how the value of his or her Accounts will be measured (subject to the restrictions imposed under Section 5.01), and (E) his or her Beneficiary. The elections made in an Enrollment Form will continue to be effective until changed as provided in Section 3.01(b).

         (ii) A Salary Deferral Notice, to specify the portion of his or her regular Compensation to be deferred to the Plan and/or a Bonus Deferral Notice to specify the portion of his or her bonus to be deferred to the Plan. The elections made in these forms will continue to be effective until changed as provided in Section 3.01(b).

(c) An eligible Executive will continue to participate until the earlier of the date he or she (i) becomes an Inactive Participant or (ii) terminates employment with all Employers.

2.02. Designation of Beneficiary

(a) Each Executive must designate one or more Beneficiaries when he or she completes an Enrollment Form. Unless a Participant who designates more than one Beneficiary also specifies the sequence or the portion of the death benefit to be paid to each Beneficiary, the death benefit will be paid in equal shares to all named Beneficiaries.

(b) A Participant may change his or her Beneficiary at any time by identifying the new Beneficiary in the appropriate portion of a revised Enrollment Form and delivering that completed form to the Committee. No change of Beneficiary will be effective until the revised Enrollment Form is received by the Committee. The identity of a Participant's Beneficiary will be based only on the designation in the form described in this Section and will not be inferred from any other evidence.

(c) If a Participant has not made an effective Beneficiary designation or if his or her Beneficiary dies before the Participant, Plan death benefits will be paid to the Participant's Surviving Spouse. If there is no Surviving Spouse, these death benefits will be paid to (i) the Participant's issue, then living, per stirpes; or, if there are none (ii) the Participant's executors or administrators. Any minor's share of a Plan death benefit will be paid to the adult who has been appointed to act as the minor's legal guardian and who has assumed custody and support of that minor.

(d) The Participant and the Beneficiary (and not the Committee) are responsible for ensuring that the Committee has the Beneficiary's current address.


                                  ARTICLE III
                                 CONTRIBUTIONS

3.01. Participant Deferrals

(a) Each Participant may elect for each Plan Year to defer up to (i) 100 percent of the bonus component of his or her Compensation plus (ii) 25 percent of his or her regular Compensation (i.e., Compensation excluding any bonus) reduced by
(iii) his or her Qualified 401K Limit for that same Plan Year. These amounts will be credited to the Participant's Nonqualified Employee Deferral Account.

(b) A Participant may change or suspend the amount being deferred by revising the appropriate Deferral Notice or Enrollment Form. Any change, including a complete cessation of deferrals under Section 3.01(a), will not be effective until the Plan Year that begins after the revised Deferral Notice is received by the Committee. A Participant who suspends his or her deferrals may rejoin the Plan by returning to the Committee a completed Enrollment Form and completes a Salary and/or Bonus Deferral Notice that includes all of the information described in Section 2.01(b). This new election will be effective on the later of (i) the date specified in the Enrollment Form or (ii) the first day of the next Plan Year but only if the Inactive Participant is then an Executive.

(c) Participant deferrals will be made only by payroll deductions authorized by the Participant.

3.02. Employer Nonqualified Matching Contribution

(a) The Employer intends to make annual contributions to the Plan from its current or accumulated profits. This contribution will be calculated for each Plan Year under the following formula:

         (i) The percentage of compensation to be matched under the Qualified 401K Plan for that Plan Year, minus

         (ii) The actual deferral percentage for all highly compensated employees calculated for that Plan Year under the Qualified 401K Plan, multiplied by

         (iii) The rate at which deferrals are matched under the Qualified 401K Plan for that Plan Year.

(b) Employer Nonqualified Matching Contributions made under this formula will be allocated to the Employer Nonqualified Matching Contribution Accounts of Participants who both (i) deferred a portion of their Compensation to the Plan for the Plan Year for which the matching contribution is made; and (ii) are employed by an Employer on the last day of the Plan Year for which the contribution is made.


                                   ARTICLE IV
                      PARTICIPANT'S ACCOUNTS; ALLOCATIONS

4.01. Participant's Accounts

The Committee will maintain:

(a) An Employer Nonqualified Matching Contribution Account to record the Participant's share of:

         (i) The Employer Nonqualified Matching Contributions calculated under
         Section 3.02, adjusted by the net income, gains or losses attributable to those amounts (Section 4.03); minus

         (ii) Any distributions made from this account.

(b) A Nonqualified Employee Deferral Account to record:

         (i) The Participant's deferrals calculated under Section 3.01, adjusted by the net income, gains or losses attributable to those amounts (Section 4.03); minus

         (ii) Any withdrawals or distributions made from this account.

4.02.  Allocations to Distribution Accounts

(a) When completing an Enrollment Form, each Participant may direct that the deferrals made under Section 3.01 be allocated among one or more of three Distribution Accounts. These accounts are (i) an In-Service Distribution Account, that will be distributed under the terms of Section 6.02(a), (ii) an Education Distribution Account, that will be distributed under the terms of
Section 6.02(b) or (iii) a Retirement Distribution Account, that will be distributed under the terms of Section 6.02(c). This designation may be changed by filing a revised Enrollment Form with the Committee. However, any change will be effective only with respect to deferrals made after the later of (iv) the date specified in the revised Enrollment Form or (v) the first day of the next Plan Year.

(b) If a Participant does not specify the Distribution Accounts to which his or her deferrals are to be allocated, the full value of his or her Accounts will be allocated to the Retirement Distribution Account.

(c) A Participant's share of the Employer's Nonqualified Matching Contribution Account always will be allocated to his or her Retirement Distribution Account (Section 6.02(c)).

4.03. Calculating Net Gains or Losses; Crediting of Accounts

As of each Valuation Date, the fair market value of each Investment Fund will be calculated under Section 5.02. Any increase or decrease in the value of each Investment Fund, less associated administrative and other Plan expenses described in Section 7.07, will be allocated to the Accounts of each Participant who invested in that fund since the preceding Valuation Date. This allocation will be based on (a) the value of the Investment Fund on the preceding valuation date and (b) the portion of that value comprised of the Participant's Accounts.

4.04. Limitation on Reversion of Contributions

Except as provided in the Trust Agreement, all Participant deferrals and Employer Nonqualified Matching Contributions will be held for the exclusive benefit of Participants and their Beneficiaries and may not revert to any Employer. However, any Employer Nonqualified Matching Contribution that is made by an Employer under a mistake of fact may be returned to the Employer within one year after it is contributed to the Plan or, at the Employer's discretion, may be applied to offset future Employer Nonqualified Matching Contributions.


                                   ARTICLE V
               INVESTMENT OF CONTRIBUTIONS AND VALUATION OF FUNDS

5.01. Investment Funds

The Committee will establish and maintain one or more Investment Funds that will be used to measure the value of each Participant's Accounts. The Trustee will account for each Participant's investment in each Investment Fund as if that investment had actually been made, although neither the Employer nor the Trustee is obliged to make the investment chosen by the Participant. Each Participant must select the Investment Fund or funds that will be used to measure the value of his or her Accounts by completing the appropriate section of the Enrollment Form. Rules and regulations relating to Participant investment selections, including the frequency with which investment selections may be changed and the minimum percentage of a Participant's Account that may be treated as invested in each Investment Fund, will be established, from time to time, by the Committee and announced to Participants.

5.02. Valuation of Trust Fund

As of each Valuation Date, the Trustee will determine the actual market value of the Trust Fund and the value of each Investment Fund established by the Committee under Section 5.01. The value of each Investment Fund will be calculated as if it had been invested as directed by Participants. The value of each Investment Fund will be allocated to Participants' Accounts as provided in
Section 4.03. If the value of the Trust Fund is greater than the combined values of all Investment Funds, the excess will be applied to reduce the Employer's Nonqualified Matching Contributions for the current or next Plan Year.


                                   ARTICLE VI
                      AMOUNT AND DISTRIBUTION OF BENEFITS

6.01. Distribution Events

Participants' Accounts will be distributed at the earlier of (a) the time the Participant specifies in his or her Enrollment Form (Section 2.01(b)) or (b) the date the Participant (i) dies (Section 6.03), (ii) becomes disabled (Section 6.04),(iii) incurs a financial hardship (Section 6.05) or (iv) terminates employment with all Employers.

6.02. Specified Distributions

Subject to Section 9.01, when completing an Enrollment Form, each Participant must specify the date that the vested value of his or her Accounts will be distributed and the portion of his or her Nonqualified Employee Deferral Account that is to be allocated to each Distribution Account. Once made, this selection will continue to apply until it is changed, subject to the limitations described in Section 4.02. Nevertheless, amounts credited to a Participant's Employer Nonqualified Matching Contribution Account will always be credited to the Participant's Retirement Distribution Account (see Section 6.02(c)). Amounts allocated to a Distribution Account will be distributed under the following terms:

(a) In-Service Distribution Account The value of amounts allocated to a Participant's In-Service Distribution Account will be distributed on the earliest of the date the Participant (i) specified in his or her Enrollment Form, (ii) dies (Section 6.03), (iii) becomes disabled (Section 6.04), or (iv) incurs a financial hardship (Section 6.05).

(b) Education Distribution Account The value of amounts credited to a Participant's Education Distribution Account will be distributed beginning on the date specified by the Participant in his or her Enrollment Form.

(c) Retirement Distribution Account: The vested value of amounts credited to a Participant's Retirement Distribution Account will be distributed beginning on the earlier of the date the Participant (i) specifies in his or her Enrollment Form Notice, (ii) dies (Section 6.03), (iii) becomes disabled (Section 6.04),
(iv) incurs a financial hardship (Section 6.05) or (v) terminates employment after reaching age 55 (Section 6.06(a)).

(d) Failure to Specify Distribution Account. A Participant who fails to specify to which Distribution Account his Accounts will be allocated will be treated as having elected to have the full value of his Accounts allocated to a Retirement Distribution Account.

(e) Effect of Termination Before Age 55. Any amount credited to the account of a Participant who terminates employment from all Employers before he or she reaches age 55 will be distributed in a single lump sum as soon as administratively possible after that termination occurs.

6.03. Death Benefits

The undistributed value of the Accounts established for a deceased Participant will be paid to that Participant's Beneficiary as of the Valuation Date following the Participant's death. Any Beneficiary claiming a death benefit under the Plan must provide the Committee with satisfactory proof of the Participant's death before any death benefit will be paid. Distributions from this account will be made in the form described in Section 6.06.

6.04. Disability Benefits

A Participant who becomes disabled before terminating employment with all Employers will receive a distribution of 100 percent of the undistributed value of his or her Accounts, determined as of the Valuation Date following the date of disability. A Participant will be considered disabled on the date that it is established by a licensed physician selected by the Committee that he or she is not able to engage in any substantial gainful activity because of a medically determinable physical or mental impairment that is expected to result in death or to be of long, continued and indefinite duration. The Committee will consistently apply uniform principles when determining if a Participant is disabled. Distributions from this account will be made in the form described in
Section 6.06.

6.05. Hardship Withdrawals

In its sole discretion, the Committee may distribute all or a portion of the vested value of a Participant's Nonqualified Employee Deferral Account before the date otherwise determined under Section 6.02 if the Committee decides that the Participant has encountered a severe financial hardship. For these purposes, a Participant will have incurred a "severe financial hardship" only if he or she needs an immediate distribution to meet a current and heavy financial expense associated with (i) a sudden or unexpected illness or accident incurred by the Participant or a member of the Participant's immediate family or (ii) the loss of the Participant's property due to casualty or other similar extraordinary and unforeseeable circumstance attributable to events beyond the Participant's control. A distribution based on financial hardship (iii) will be taken proportionately from each of his Distribution Accounts and (iv) will not be larger than the smaller of (A) the amount needed to meet the immediate financial need created by the hardship or (B) the value of the Participant's Nonqualified Employee Deferral Account as of the most recent Valuation Date. Distributions from this account will be taken proportionately from each Distribution Account and will be made in the form described in Section 6.06.

6.06. Amount and Payment of Withdrawals

Subject to Section 9.01:

(a) Retirement Distribution Accounts: All distributions made to a Participant who terminates employment after reaching age 55 will be effective as of the Valuation Date immediately preceding the date the distribution is to be made and will be paid in the form the Participant selected from among those described in the Enrollment Form. These distribution forms will be limited to (i) a single lump sum payment of the full value of the Participant's Account, or (ii) a series of monthly, quarterly or annual installments (whichever the Participant selected) for a period not longer than ten years. A Participant may ask the Committee to change the form in which his or her benefit will (or is) being distributed. This request must be made and writing and will be approved by the Committee only to the extent that it affects distributions made more than 12 months after the date that request is received by the Committee. The amount to be distributed will be taken proportionately from each Distribution Account.

(b) Subject to Sections 6.02(e), all distributions from a Participants Education Distribution Account will be made in five annual installments beginning on the date specified by the Participant in his or her Deferral Notice. However, if a Participant terminates employment before age 55 any unpaid balance credited to his or her Education or In-Service Distribution Accounts will be distributed as a lump sum as soon as administratively possible after termination occurs.

(c) Other Distributions or Withdrawals: All other distributions or withdrawals (including those made to a Participant who terminates employment with all Employers before reaching age 55) will be effective as of the Valuation Date immediately preceding the date the distribution is to be made. The appropriate amount will be taken from the Participant's Distribution Account as of that Valuation Date and, subject to Section 6.07, paid to the Participant in a single lump sum.

(d) Full Discharge. Once a Participant's Accounts have been fully distributed, the Company, all Employers and the Plan will have no further liability to the Participant or, if appropriate, to his or her Beneficiary.

6.07. Vested Benefits

(a) The benefit payable under the Plan to any Participant will equal 100 percent of the value of his or her Nonqualified Employee Deferral Account and the percentage of the undistributed value of his or her Employer Nonqualified Matching Contribution Account to which he or she is entitled by application of the vesting schedule contained in paragraphs (b) and (c) of this Section.

(b) Subject to paragraph (c) of this Section and Section 9.01, a Participant will be vested in amounts credited to his or her Employer Nonqualified Matching Contribution Account under the following table:


                    YEARS OF VESTING
                      SERVICE WHEN
                      PARTICIPANT
                       TERMINATES
                       EMPLOYMENT                      VESTED PERCENTAGE
                       ----------                      -----------------
                           1                                    0
                           2                                    0
                           3                                   20
                           4                                   40
                           5                                   60
                           6                                   80
                           7                                  100

(c) Regardless of his or her Years of Vesting Service, a Participant will be fully vested in his or her Employer Nonqualified Matching Contribution Account at the earliest of (i) age 55, (ii) the date the Participant dies (iii) the date the Committee concludes that the Participant is disabled or (iv) the date of any Change in Control.

(d) Any forfeitures arising by application of the vesting schedule described in paragraph (b) will be applied to reduce future Employer Nonqualified Matching Contributions.

6.08. Distribution of Benefits

The Committee will apprise the Trustee, in writing, of the form in which payments are to be made under the Plan and the date they are to be paid. Benefit distributions will begin as soon as practicable after the Trustee receives that written notice from the Committee, but not later than 60 days after the date the benefit became payable.


                                  ARTICLE VII
                                 PLAN COMMITTEE

7.01. Appointment of Committee

The Board of Directors will appoint a committee of at least three persons to administer the Plan. A Committee member may resign at any time by sending written notice to the Board specifying the effective date of his or her termination (which must always be prospective). Vacancies in the Committee will be filled by the Board as the need arises. Also, in its sole discretion, the Board may remove any Committee member at any time by giving written notice of removal to the affected Committee member and specifying the effective date of that action (which must always be prospective).

7.02. Powers and Duties

The Committee is fully empowered to exercise complete discretion to administer the Plan and to construe and apply all of its provisions. The Committee may delegate any of its powers and duties to any other person or organization. These powers and duties include:

(a) Deciding which employees are Executives, which of them may participate in the Plan, the extent of their Years of Vesting Service and the value of their benefit;

(b) Resolving disputes that may arise with regard to the rights of Executives, Participants and their legal representatives or Beneficiaries under the terms of the Plan. Subject to Section 7.08, the Committee's decisions in these matters will be final in each case;

(c) Obtaining from each Employer, Participant and Beneficiary information that the Committee needs to determine any Participant's or Beneficiary's rights and benefits under the Plan. The Committee may rely conclusively upon any information furnished by an Employer, a Participant or Beneficiary;

(d) Compiling and maintaining all records it needs to administer the Plan;

(e) Upon request, furnishing the Company with reasonable and appropriate reports of its administration of the Plan;

(f) Authorizing the Trustee to distribute all benefits that are payable under the Plan;

(g) Engaging legal, administrative, actuarial, investment, accounting, consulting and other professional services that the Committee believes are necessary and appropriate;

(h) Adopting rules and regulations for the administration of the Plan that are not inconsistent with the terms of the Plan; and

(i) Doing and performing any other acts provided for in the Plan.

7.03. Actions by the Committee

The Committee may act at a meeting, or in writing without a meeting, by the vote or assent of a majority of its members. The Committee will appoint one of its members to act as a secretary to record all Committee action. The Committee also may authorize one or more of its members to execute papers and perform other ministerial duties on behalf of the Committee.

7.04. Interested Committee Members

No member of the Committee may participate in any Committee action that directly affects that member's individual interest in the Plan. These matters will be determined by a majority of the remainder of the Committee.

7.05. Indemnification

(a) The Company will indemnify and hold harmless any Committee member or employee who performs services to or on behalf of the Plan ("Indemnified Party") against all liabilities and all reasonable expenses (including attorney fees and amounts paid in settlement other than to the Employer) incurred or paid in connection with any threatened or pending action, suit or proceeding brought by any party in connection with the Plan. However, this indemnification will not extend to any Indemnified Party whose conduct in connection with the Plan is found to have been grossly negligent or wrongful. This determination will be based on any final judgment rendered in connection with the action, suit or proceeding complaining of the conduct or its effect or, if no final judgment is rendered, by a majority of the Board of Directors or by independent counsel to whom the Board of Directors has referred the matter.

(b) The obligations under this section may be satisfied, in the Company's discretion, through the purchase of a policy or policies of insurance providing equivalent protection.

7.06. Conclusiveness of Action

Subject to Section 7.08, any action on matters within the discretion of the Committee will be conclusive, final and binding upon all Participants and upon all persons claiming any rights hereunder including Beneficiaries.

7.07. Payment of Expenses

(a) Committee members will not be separately compensated for their services as Committee members. However, the Employer will reimburse Committee members for all appropriate expenses they incur while carrying out their Plan duties.

(b) The compensation or fees of accountants, counsel and other specialists and any other costs of administering the Plan or Trust Fund will be charged to the Trust Fund unless paid by the Company or allocated among Employers. Also, the Company or an Employer may advance funds to the Trust to meet these fees and expenses and may seek subsequent reimbursement for these amount but only if (i) before the advance is made, the Company or Employer apprises the Committee that reimbursement will be requested and (ii) reimbursement is requested in writing received by the Committee before the end of the Plan Year during which the advance was made.

7.08. Claims Procedure

(a) Filing Claims. Any Participant or Beneficiary who believes that he or she is entitled to an unpaid Plan benefit may file a claim with the Committee.

(b) Notification to Claimant. If a claim is wholly or partially denied, the Committee will send a written notice of denial to the claimant. This notice must be written in a manner calculated to be understood by the claimant and must include:

         (i) The specific reason or reasons for which the claim was denied;

         (ii) Specific reference to pertinent Plan provisions, rules, procedures or protocols upon which the Committee relied to deny the claim;

         (iii) A description of any additional material or information that the claimant may file to perfect the claim and an explanation of why this material or information is necessary; and

         (iv) A description of the steps the claimant may take to appeal an adverse determination.

The Committee will render its decision within 90 days of receiving a benefit claim. However, if special circumstances (such as the need for additional information) require additional time, this decision will be rendered as soon as possible, but, not later than 180 days after receipt of the claim and only if the Committee notifies the claimant, in writing, that it needs more time to review a claim and why that additional time is needed. If the Committee does not issue its decision within this period, the claim will be deemed to have been denied.

(c) Review Procedure. If a claim has been wholly or partially denied, the affected claimant, or his or her authorized representative may:

         (i) Request that the Committee reconsider its initial denial by filing a written appeal no more than 60 days after receiving written notice that all or part of the initial claim was denied;

         (ii) Review pertinent documents and other material upon which the Committee relied when denying the initial claim; and

         (iii) Submit a written description of the reasons for which the claimant disagrees with the Committee's initial adverse decision.

An appeal of an initial denial of benefits and all supporting material must be made in writing and directed to the Committee. The Committee is solely responsible for reviewing all benefit claims and appeals and taking all appropriate steps to implement its decision.

The Committee's decision on review will be sent to the claimant in writing and will include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent Plan provisions, rules, procedures or protocols upon which the Committee relied to deny the appeal.

The Committee will render its decision within 60 days of receiving a benefit appeal. However, if special circumstances (such as the need to hold a hearing on any matter pertaining to the denied claim) require additional time, this decision will be rendered as soon as possible, but not later than 120 days after receipt of the claimant's written appeal and only if the Committee notifies the claimant, in writing, that it needs more time to review an appeal and why that additional time is needed. If the Committee does not issue its decision within this period, the claim will be deemed to have been denied.


                                  ARTICLE VIII
                             AMENDMENT TO THE PLAN

8.01. Right to Amend

The Company may modify, alter or amend the Plan at any time. However, no amendment may affect any Participant's or Beneficiary's vested rights accrued under the Plan before the effective date of that amendment. If an amendment changes the vesting schedule described in Section 6.07(b), each Participant having three or more Years of Vesting Service may elect, to have his or her vested rights computed without regard to that amendment but only if the Participant files a written election to this effect with the Committee during the period beginning on the date the amendment is adopted and ending on the later of (a) 60 days after the date the amendment is adopted; (b) 60 days after the amendment is effective; or (c) 60 days after the Participant is issued a written notice of the amendment.

8.02. Amendment Procedure

The Board of Directors, an executive committee of the Board of Directors, or other Board committee or any executive officer to which or to whom the Board of Directors delegates discretionary authority over the Plan, may exercise the Company's right to amend the Plan.


                                   ARTICLE IX
                            TERMINATION OF THE PLAN

9.01. Right to Terminate

The Company may terminate the Plan in whole or in part at any time by written action of its Board of Directors. Each Participant affected by a full or partial Plan termination or by a complete discontinuance of contributions will be 100 percent vested in the value of all of his or her Accounts. Also, the Committee may (a) distribute an affected Participant's Accounts at the time the Plan terminates or partially terminates, even if this date is earlier than the date benefits otherwise would be distributed under Article VI or (b) hold those benefits until they are otherwise payable under the terms of the Plan.

9.02. Plan Merger and Consolidation

If the Plan is merged into or consolidated with any other plan, each affected Participant will be entitled to a benefit immediately after the merger, consolidation or transfer (determined as if the surviving plan had then terminated) at least equal to the benefit he or she had accrued immediately before the merger or consolidation (determined as if the Plan terminated immediately before that merger or consolidation).

9.03. Successor Employer

If any Employer dissolves into, reorganizes, merges into or consolidates with another business entity, provision may be made by which the successor will continue the Plan and Trust, in which case the successor will be substituted for the Employer under the terms and provisions of this Plan and the Trust

Agreement. The substitution of the successor for the Employer will constitute an assumption by the successor of all Plan liabilities and the successor will have all of the powers, duties and responsibilities of the Employer under the Plan.


                                   ARTICLE X
                                 UNFUNDED PLAN

Notwithstanding any Plan provision to the contrary, the Plan constitutes an unfunded, unsecured promise by each Employer to pay only those benefits that are accrued by Participants under the terms of the Plan. Neither the Company nor any Affiliate will segregate any assets into a fund established exclusively to pay Plan benefits unless the Company in its sole discretion, establishes a trust for the purpose of holding assets from which all or part of a Plan benefit may be paid. Neither the Company nor any Affiliate is liable for the payment of Plan benefits that are actually paid from a trust established for that purpose. However, the Company (and each Affiliate) are obliged to pay any benefits not paid from any trust. Also, Participants, Beneficiaries and other persons claiming a Plan benefit through them have only the rights of general unsecured creditors and do not have any interest in or right to any specific asset of any Employer. Nothing in this Plan constitutes a guaranty by the Company, any Affiliate or any other entity or person that the assets of the Employer or any Affiliate will be sufficient to pay Plan benefits.


                                   ARTICLE XI
                                 MISCELLANEOUS

11.01. Voluntary Plan

The Plan is purely voluntary on the part of each Employer; neither the establishment of the Plan nor any amendment to it nor the creation of any fund or account nor the payment of any benefits may be construed as giving any person
(a) a legal or equitable right against any Employer, the Trustee or the Committee other than those specifically granted under the Plan or conferred by affirmative action of the Committee or any Employer in a manner that is consistent with the terms and provisions of this Plan or (b) the right to be retained in the service of any Employer. All Participants remain subject to discharge to the same extent as though this Plan had not been established.

11.02. Non-alienation of Benefits

The right of a Participant, Beneficiary or any other person to receive Plan benefits may not be assigned, transferred, pledged or encumbered except as provided in the Participant's Beneficiary designation, by will or by applicable laws of descent and distribution. Any attempt to assign, transfer, pledge or encumber a Plan benefit will be null and void and of no legal effect.

11.03. Inability to Receive Benefits

Any Plan benefit payable to a Participant or Beneficiary who is declared incompetent will be paid to the guardian, conservator or other person legally charged with the care of his or her person or estate. Also, if the Committee, in its sole discretion, concludes that a Participant or Beneficiary is unable to manage his or her financial affairs, the Committee may, but is not required to, direct the Company or Trustee to distribute Plan benefits to any one or more of his or her Spouse, lineal ascendants or descendants or other close living relatives of the Participant or Beneficiary who demonstrates to the satisfaction of the Committee the propriety of those distributions. Any payment made under this Section will completely discharge the Plan's liability with respect to that payment. The Committee is not required to see to the application of any distribution made to any person.

11.04. Lost Participants

Each Participant is obliged to keep the Committee apprised of his or her current mailing address and that of his or her Beneficiary. The Committee's obligation to search for any Participant or Beneficiary is limited to sending a registered or certified letter to the Participant's or Beneficiary's last known address. Any amounts credited to the Accounts of any Participant or Beneficiary who does not file a claim for benefits with the Committee will be forfeited no later than 12 months after benefits are otherwise payable and applied to reduce future Employer Nonqualified Matching Contributions. However, this forfeited benefit will be restored and paid if the Committee subsequently approves a claim for benefits under the procedures described in Section 7.08.

11.05. Limitation of Rights

Nothing in the Plan, expressed or implied, is intended or may be construed as conferring upon or giving to any person, firm or association (other than the Company, an Affiliate, Participants, their Beneficiaries and their successors in interest) any right, remedy or claim under or by reason of this Plan.

11.06. Invalid Provision

If any provision of this Plan is held to be illegal or invalid for any reason, the Plan will be construed and enforced as if the offending provision had not been included in the Plan. However, that determination will not affect the legality or validity of the remaining parts of this Plan.

11.07. One Plan

This Plan may be executed in any number of counterparts, each of which will be deemed to be an original.

11.08. Governing Law

The Plan will be governed by and construed in accordance with the laws of the United States and, to the extent applicable, the laws of Ohio.


Executed effective January 1, 1999, unless otherwise specifically stated herein.



                                            BOB EVANS FARMS, INC.



                                            By: /s/ Daniel E. Evans
                                               ---------------------------------

                                            Print Name: Daniel E. Evans

                                            Title: Chairman of the Board and CEO

Date: 10/28/98

                             BOB EVANS FARMS, INC.
                       NONQUALIFIED SALARY DEFERRAL PLAN

                                ENROLLMENT FORM


Name: __________________________________________________________________________

Soc. Sec. No.: _________________________________________________________________

Date of Birth: _________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________

Eligibility Date: ______________________________________________________________

Enrollment Date (may not be earlier than Eligibility Date): ____________________

Note: The elections you make by completing this form will remain in effect until changed or revoked.

         (i) If you want to change any one of the elections you make when completing this form, you must complete and deliver to the Committee a new Enrollment Form completing only those sections you want to change.

         (ii) Any change (other than to name a new Beneficiary - Section 4) will not be effective until the first day of the Plan Year that begins after the revised Enrollment Form is delivered to the Committee.

         (iii) If you suspend your deferrals by completing Section 6, (A) your election to suspend will not be effective until the first day of the Plan Year that begins after you return a completed Enrollment Form to the Committee and (B) you may not participate in the Plan again until you complete and return to the Committee a new Enrollment Form and then only if the Committee agrees that you are eligible to participate in the Plan on that date.

                         PART A ELECTION TO PARTICIPATE

Complete this portion of this form if you decide to participate in the Bob Evans Farms, Inc. Nonqualified Salary Deferral Plan. Complete Part B of this form if you do not want to participate in this program.



1.       DISTRIBUTION ACCOUNTS.

         I direct that amounts attributable to my deferrals be allocated to the following Distribution Accounts:

         Note:

         (i) If you do not complete this portion of the form, 100 percent of your Plan Accounts will be allocated to your Retirement Distribution Account.

         (ii) The percentages allocated to all accounts may never be larger than 100 percent.

         (iii) Regardless of the election you make under this Section, your Plan benefit will be distributed as a lump sum if you terminate employment before reaching age 55.

         (iv) All amounts attributable to your share of the Employer's contribution will be allocated to your Retirement Distribution Account.

                  _____% or $_____ to an In-Service Distribution Account, to be distributed in a lump sum on the earlier of the date (i) I die, (ii) become disabled, (iii) incur a financial hardship, or (iv) ____________________________________________ (insert a specific date).

                  This amount will be invested in (select one):

                  _____ the Income Fund;
                  _____ the Income Growth Fund; or
                  _____ the Growth Fund

         Note: You may elect only one investment fund for amounts credited to this Distribution Account.

                  _____% or $_____ to an Education Distribution Account, to be distributed in five annual installments beginning on
                  _____________________________________________________________
                  (insert a specific date).

                  This amount will be invested in (select one):

                  _____ the Income Fund;
                  _____ the Income Growth Fund; or
                  _____ the Growth Fund

         Note: You may elect only one investment fund for amounts credited to this Distribution Account

                  _____% or $_____ to a Retirement Distribution Account, to be distributed on (i) the earlier of the date (a) I die, (b) become disabled or (c) incur a financial hardship, or, if later, (ii) the date (a) I terminate employment or (b) ______________ (insert a specific date).

                  This amount will be invested in (select one):

                  _____ the Income Fund;
                  _____ the Income Growth Fund; or
                  _____ the Growth Fund

         Note: You may elect only one investment fund for amounts credited to this Distribution Account


2.       METHOD OF PAYMENT (RETIREMENT DISTRIBUTION ACCOUNT).

         (a) I understand that payments from my In-Service Distribution Account will be made in a single lump sum at the time indicated in Section 1, payments from my Education Distribution will be made in five annual installments and that I will receive a lump sum payment of all amounts credited to my accounts if I terminate employment before reaching age 55.

         (b) I choose to receive payments from my Retirement Distribution Account in:

                  (i) _____% a lump sum;

                  (ii) _____% in _____ substantially equal monthly installments;

                  (iii) _____% in _____ substantially equal quarterly installments; or

                  (iv) _____% in _____ substantially equal annual installments.

3.       INVESTMENT OF ACCOUNTS.

Earnings on my Accounts will be calculated as described in separate material distributed by the Committee.

4.       DESIGNATION OF BENEFICIARY.

(a)      Primary Beneficiary:

         I designate the following persons as my Primary Beneficiary or Beneficiaries to receive the portion of my Deferred Contribution Account that is not distributed to me before my death. This benefit will be paid, in the proportion specified, to:

         ______% to ____________________________________________________________
                             (Name)                          (Relationship)

         Address: ______________________________________________________________

         ______% to ____________________________________________________________
                             (Name)                          (Relationship)

         Address: ______________________________________________________________

         ______% to ____________________________________________________________
                             (Name)                          (Relationship)

         Address: ______________________________________________________________

         ______% to ____________________________________________________________
                             (Name)                          (Relationship)

         Address: ______________________________________________________________

Note: You are not required to name more than one Primary Beneficiary but if you do, the sum of these percentages may not be larger than 100 percent.

(b)      Contingent Beneficiary

If one or more of my Primary Beneficiaries dies before I die, I direct that any Plan death benefit that might otherwise have been paid to that Beneficiary:

         _____ Be paid to my other named Primary Beneficiaries in proportion to the allocation given above (ignoring the interest allocated to the deceased Primary Beneficiary); or

         _____ Be distributed among the following Contingent Beneficiaries.


         ______% to ____________________________________________________________
                             (Name)                          (Relationship)

         Address: ______________________________________________________________

         ______% to ____________________________________________________________
                             (Name)                          (Relationship)

         Address: ______________________________________________________________

         ______% to ____________________________________________________________
                             (Name)                          (Relationship)

         Address: ______________________________________________________________

         ______% to ____________________________________________________________
                             (Name)                          (Relationship)

         Address: ______________________________________________________________


Note: You are not required to name more than one Contingent Beneficiary but if you do, the sum of these percentages may not be larger than 100 percent.


5.       ACKNOWLEDGMENT.

         I acknowledge that (i) the Plan is unfunded and is maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees (as defined in the Employee Retirement Income Security Act of 1974, as amended) and that I have no right or claim to receive amounts credited to my Accounts other than those specifically granted by the terms of the Plan and (ii) I am solely responsible for ensuring that the Committee's files contain my current mailing address and that of my Beneficiary.


6.       SUSPENSION OF DEFERRALS.

         I elect to suspend all deferrals to the Plan. In doing so, I understand that (i) this election will not be effective until the first day of the Plan Year that begins after this election is delivered to the Committee and will not accelerate the date on which any Plan benefits are payable, (ii) I am still responsible for directing the investment of my Accounts and (iii) I may not again participate in the Plan until the later of the date (A) I deliver to the Committee a completed Enrollment Form or (B) the date that the Committee decides that I may resume participation.

This election supersedes any earlier Enrollment Form I may have completed. This election can be revoked or modified only by returning to the Committee a completed version of this from specifying the revised rate of deferral.


--------------------------
         Date                         ------------------------------------------
                                                                       Signature


                                      ------------------------------------------
                                                             Name (please print)


Received by Committee on:
                         -----------------

By:
    --------------------------------------


                         PART B WAIVER OF PARTICIPATION

Complete this portion of this form if you decide not to participate in the Bob Evans Farms, Inc. Nonqualified Salary Deferral Plan. Complete Part A of this form if you want to participate in this program.

I elect to waive participation in the Bob Evans Farms, Inc. Nonqualified Salary Deferral Plan. In doing so, I understand that I will not earn a benefit under this program unless I revoke this waiver and complete Part A of this form at a time that I am eligible to participate in the Plan.


--------------------------
         Date                         ------------------------------------------
                                                                       Signature


                                      ------------------------------------------
                                                             Name (please print)


Received by Committee on:
                         -----------------

By:
    --------------------------------------

                             BOB EVANS FARMS, INC.
                       NONQUALIFIED SALARY DEFERRAL PLAN

                             SALARY DEFERRAL NOTICE


Name: __________________________________________________________________________

Soc. Sec. No.: _________________________________________________________________

Date of Birth: _________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________

Effective Date (may not be earlier than the first day of the Plan Year starting after this notice is returned to the Committee): _______________________________

Note: (i) The elections you make by completing this form will remain in effect until changed or revoked. However, any change will not be effective until the first day of the Plan Year that begins after the revised Salary Deferral Notice is delivered to the Committee.

(ii) The maximum amount that may be deferred is 25 percent of your regular cash compensation (i.e., the amount shown on your IRS Form W-2 minus any noncash earnings - such as the taxable value of fringe benefits) plus (ii) 100 percent of your bonus, minus (iii) the maximum amount that "highly compensated employees" as a group may defer to the Bob Evans Farms, Inc. and Affiliates 401K Retirement Plan. The Plan Committee can help you calculate the maximum amount you may defer for each year.

(iii) You may defer all or a portion of your bonus by completing a separate form called the "Bob Evans Farms, Inc. Nonqualified Salary Deferral Plan - Bonus Deferral Form.


         In accordance with the provisions of the Bob Evans Farms, Inc. Nonqualified Salary Deferral Plan (the "Plan") and subject to the limits described in the Plan, I elect to defer __________% of my regular Compensation (as defined in the Plan).


--------------------------
         Date                         ------------------------------------------
                                                                       Signature


                                      ------------------------------------------
                                                             Name (please print)


Received by Committee on:
                         -----------------

By:
    --------------------------------------

                              BOB EVANS FARMS, INC.
                        NONQUALIFIED SALARY DEFERRAL PLAN

                              BONUS DEFERRAL NOTICE


Name: __________________________________________________________________________

Soc. Sec. No.: _________________________________________________________________

Date of Birth: _________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________

Effective Date (may not be earlier than the first day of the Plan Year starting after this notice is returned to the Committee): _______________________________

Note: (i) The elections you make by completing this form will remain in effect until changed or revoked. However, any change will not be effective until the first day of the Plan Year that begins after the revised Bonus Deferral Notice is delivered to the Committee.

(ii) The maximum amount that may be deferred is 25 percent of your regular cash compensation (i.e., the amount shown on your IRS Form W-2 minus any noncash earnings - such as the taxable value of fringe benefits) plus (ii) 100 percent of your bonus, minus (iii) the maximum amount that "highly compensated employees" as a group may defer to the Bob Evans Farms, Inc. and Affiliates 401K Retirement Plan. The Plan Committee can help you calculate the maximum amount you may defer for each year.

(iii) You may defer a portion of your regular salary by completing a separate form called the "Bob Evans Farms, Inc. Nonqualified Salary Deferral Plan.


         In accordance with the provisions of the Bob Evans Farms, Inc. Nonqualified Salary Deferral Plan (the "Plan") and subject to the limits described in the Plan, I elect to defer __________% of my bonus.


--------------------------
         Date                         ------------------------------------------
                                                                       Signature


                                      ------------------------------------------
                                                             Name (please print)


Received by Committee on:
                         -----------------

By:
    --------------------------------------